UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 15, 2006

Kirby Corporation
(Exact name of registrant as specified in its charter)

Nevada	1-7615	74-1884980
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Waugh Drive, Suite 1000		77007
Houston, Texas		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On February 15, 2006, Kirby Corporation’s senior management will present at the JPMorgan Small Cap Conference at 3:15 p.m. (Eastern time) in Philadelphia, PA. On February 16, 2006, Kirby will present at the BB&T Capital Markets Transportation Services Conference at 11:45 a.m. (Eastern time) in Miami, FL. On February 17, 2006, Kirby will present at the Deutsche Bank Small Cap Growth Conference at 10:30 a.m. (Eastern time) in Naples, FL. A live audio webcast of each presentation will be available to the public and replays will be available afterward. Each webcast can be accessed by visiting Kirby’s Web site at http://www.kirbycorp.com/.

A copy of the slide presentation that will be used by Kirby at each event, substantially in the form intended to be used, is included as Exhibit 99.1 to this report and is also posted on Kirby’s Web site at http://www.kirbycorp.com/ on the opening page.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

99.1 Kirby Corporation slide presentation dated February 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KIRBY CORPORATION
(Registrant)

By:	/s/ G. Stephen Holcomb
G. Stephen Holcomb
Vice President, Investor Relations

Dated: February 15, 2006

EXHIBIT INDEX

Exhibit 99.1	Kirby Corporation slide presentation dated February 2006